                                                                       Barclays Bank PLC
                                                                       5 The North Colonnade
                                                                       Canary Wharf
                                                                       London E14 4BB
                                                                       Tel +44 (0)20 7623 2323

DATE:                               May 10, 2007

TO:                                 LaSalle  Bank  National  Association,   not  individually  but  solely  as  the
                                    Supplemental  Interest Trust Trustee on behalf of  Supplemental  Interest Trust
                                    with  respect  to  the  RAMP  Series  2007-RS2  Trust,   Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2007-RS2.

FROM:                               Barclays Bank PLC

SUBJECT:                            Fixed Income Derivatives Confirmation

REFERENCE NUMBER:                   1746031B

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the terms and  conditions  of the
Transaction  entered into on the Trade Date specified below (the  "TRANSACTION")  between Barclays Bank PLC ("PARTY
A") and  LaSalle  Bank,  not  individually  but  solely as the  Supplemental  Interest  Trust  Trustee on behalf of
Supplemental  Interest Trust with respect to the RAMP Series 2007-RS2  Trust,  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2007-RS2 ("PARTY B"). This  Confirmation  evidences a complete and binding  agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous  agreement  between us  with  respect  to  the  subject  matter  hereof.  This  Confirmation  constitutes  a  "CONFIRMATION"  and  also constitutes a "SCHEDULE" as referred to in the ISDA Master  Agreement,  and Paragraph 13 of a Credit  Support Annex
to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  - Cross  Border)  as  published  and  copyrighted  in 1992 by the
         International Swaps and Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item
         3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to
         New  York  Law  Only  version)  as  published  and  copyrighted  in 1994 by the  International  Swaps  and
         Derivatives  Association,  Inc.,  with  Paragraph  13 thereof as set forth in Annex A hereto (the  "CREDIT
         SUPPORT  ANNEX").  For the  avoidance  of  doubt,  the  Transaction  described  herein  shall  be the sole
         Transaction  governed by such ISDA Master Agreement.  In the event of any  inconsistency  among any of the following  documents,  the relevant document first listed shall govern: (i) this  Confirmation,  exclusive of the provisions  set forth in Item 3 hereof and Annex A hereto;  (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference into the Schedule;  (iii) the Credit Support Annex;  (iv) the
         Definitions; and (v) the ISDA Master Agreement.

         Each  reference  herein  to a  "Section"  (unless  specifically  referencing  the  Pooling  and  Servicing
         Agreement)  or to a "Section"  "of this  Agreement"  will be  construed as a reference to a Section of the
         ISDA  Master  Agreement;  each  reference  herein to a "Part"  will be  construed  as a  reference  to the provisions herein deemed  incorporated in a Schedule to the ISDA Master  Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                                                      With  respect  to any  Calculation  Period,  the  amount set forth for such period on Schedule I attached hereto.
         Trade Date:                                                           May 10, 2007
         Effective Date:                                                       May 10, 2007
         Termination Date:                                                     September 25, 2012,  subject to adjustment in accordance with the Following
                                                                               Business Day Convention;
         Fixed Amounts:

                 Fixed Rate Payer                                              Party B
                 Fixed Rate Payer
                 Period End Dates:                                             The 25th  calendar day of each month  during the Term of this  Transaction, commencing May 25, 2007,  and ending on the  Termination  Date,  subject to adjustment in accordance with the Business Day Convention.
                 Fixed Rate Payer
                 Payment Dates:                                                Early  Payment  shall be  applicable.  The Fixed  Rate Payer  Payment  Date shall be two Business Day preceding each Fixed Rate Payer Period End Date.
                 Fixed Rate:                                                   5.25%
                 Fixed Amount:                                                 To be determined in accordance with the following formula:
                                                                               Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction
                 Fixed Rate Day
                 Count Fraction:                                               30/360

         Floating Amounts:

                 Floating Rate Payer:                                         Party A
                 Floating Rate Payer
                 Period End Dates:                                            The 25th  calendar  day of each month  during the Term of this  Transaction, commencing  May 25,  2007 and  ending on the  Termination  Date,  subject to adjustment in accordance with the Business Day Convention.
                 Floating Rate Payer
                 Payment Dates:                                               Early  Payment  shall be  applicable.  The Floating  Rate Payer Payment Date shall be two  Business Day  preceding  each  Floating  Rate Payer Period End
                                                                              Date.
                 Floating Rate Option:                                        USD-LIBOR-BBA
                 Floating Amount:                                             To be determined in accordance with the following formula:
                                                                              Floating Rate Option*Notional Amount*Floating Rate Day Count Fraction
                 Designated Maturity:                                         One month
                 Floating Rate Day                                            Actual/360
                 Count Fraction:
                 Reset Dates:                                                 The first day of each Calculation Period.
                 Compounding:                                                 Inapplicable
                 Business Days:                                               New York
                 Business Day Convention:                                     Following
                 Calculation Agent:                                           Party A
                 Upfront Payment:                                             USD 1,135,000 to be paid by Party A to Residential  Funding Company,  LLC on
                                                                              May 10, 2007

         Account Details and Settlement Information:

                 Payments to Party A:                                          Correspondent: BARCLAYS BANK PLC NEW YORK
                                                                               FEED: 026002574
                                                                               Beneficiary:  BARCLAYS SWAPS
                                                                               Beneficiary Account: 050-01922-8
                 Payments to Party B:                                          LaSalle Bank National Association
                                                                               ABA#: 071-000-505
                                                                               LaSalle CHGO/CTR/BNF:/LaSalle Trust
                                                                               Acct#: 724723.3
                                                                               Reference: RAMP Series 2007-RS2

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

          The  statement  below  that an Event of  Default  will  apply to a  specific  party  means  that upon the occurrence of such an Event of Default with respect to such party,  the other party shall have the rights of a Non-defaulting  Party under Section 6 of this Agreement;  conversely,  the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)  The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B;
     provided, however, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support
     Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade
     Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii) The "BREACH OF AGREEMENT"  provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B;
     provided,  however, that notwithstanding  anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit Support
     Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings  Downgrade
     Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iii) The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii)  will apply to Party A and will not apply to
     Party B except  that  Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations under Paragraph 3(b) of the Credit Support Annex;  provided,  however,  that  notwithstanding  anything to the contrary  in Section  5(a)(iii)(1),  any failure by Party A to comply  with or perform  any  obligation  to be complied with or performed by Party A under the Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local  Business  Days and (B) such failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)  The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi) The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

          "SPECIFIED  INDEBTEDNESS"  will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

          "THRESHOLD  AMOUNT" means with respect to Party A an amount equal three percent (3%) of the Shareholders'
          Equity of Party A or, if applicable, the Eligible Guarantor.

          "SHAREHOLDERS' EQUITY" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial  statements of such entity) of (i) its capital stock (including preferred stock)
          outstanding,  taken at par value,  (ii) its capital surplus and (iii) its retained  earnings,  minus (iv)
          treasury stock, each to be determined in accordance with generally accepted accounting principles.

(vii) The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the  provisions of Section  5(a)(vii)(2),  (6) (to the extent that such  provisions  refer to any  appointment contemplated  or effected by the Pooling and Servicing  Agreement or any  appointment to which Party B has not become subject),  (7) and (9) will not apply to Party B; provided that, with respect to Party B only,  Section
     5(a)(vii)(4) is hereby amended by adding after the words "against it" the words  "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting  the words "to (7)  inclusive"  and  inserting  lieu  thereof ", (3),  (4) as amended,  (5) or (6) as amended".

(viii)   The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii)  will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

          The  statement  below  that a  Termination  Event  will  apply to a  specific  party  means that upon the occurrence of such a Termination  Event,  if such specific  party is the Affected Party with respect to a
          Tax Event,  the  Burdened  Party with  respect to a Tax Event Upon Merger  (except as noted below) or the non-Affected  Party with respect to a Credit Event Upon Merger,  as the case may be, such specific  party shall  have the  right to  designate  an Early  Termination  Date in  accordance  with  Section 6 of this
          Agreement;  conversely,  the statement  below that such an event will not apply to a specific party means that such party shall not have such right; provided,  however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party,  either party shall have the right to designate an Early  Termination Date in accordance with Section 6 of this Agreement.

(i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii) The "TAX  EVENT"  provisions  of Section  5(b)(ii)  will apply to Party A except  that,  for  purposes  of the application of Section  5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent  jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

(iii) The "TAX EVENT UPON MERGER"  provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided  that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv) The "CREDIT EVENT UPON MERGER"  provisions of Section 5(b)(iv) will not apply to Party A and will not apply to
     Party B.

(e)  The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to
     Party B.

(f)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

(i)  Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)  The  definition  of Market  Quotation in Section 14 shall be deleted in its  entirety  and  replaced  with the following:

          "MARKET QUOTATION" means, with respect to one or more Terminated Transactions,  a Firm Offer which is (1)
          made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to
          Party B (expressed as a negative  number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement  Transaction, and (3) made on the basis  that  Unpaid  Amounts in respect  of the  Terminated  Transaction  or group of
          Transactions are to be excluded but, without limitation,  any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming  satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

(B)  The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT" means,  with respect to any Early Termination Date, an amount equal to:

(a)  If a Market Quotation for the relevant Terminated Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally  binding on or before the day falling ten Local Business Days after the day on which the Early  Termination  Date is  designated,  or such later day as Party B may  specify in writing to
     Party A, but in either case no later than one Local  Business  Day prior to the Early  Termination  Date (such day, the "LATEST  SETTLEMENT AMOUNT  DETERMINATION  DAY"), the Termination  Currency  Equivalent of the amount
     (whether positive or negative) of such Market Quotation;

(b)  If, on the Latest  Settlement  Amount  Determination  Day, no Market  Quotation  for the  relevant  Terminated
     Transaction or group of Terminated  Transactions  has been accepted by Party B so as to become legally binding and one or more Market  Quotations  from Approved  Replacements  have been made and remain capable of becoming legally binding upon acceptance,  the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation expressed as a negative number with the largest absolute value); or

(c)  If, on the Latest  Settlement  Amount  Determination  Day, no Market  Quotation  for the  relevant  Terminated
     Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally binding and no
     Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the
     Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid
     Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)  Party A may obtain Market Quotations,  and if Party B requests Party A in writing to obtain Market Quotations,
     Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)  If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  shall be deleted in its  entirety  and replaced with the following:

          "(3) SECOND METHOD AND MARKET  QUOTATION.  If the Second Method and Market  Quotation  apply, (I) Party B shall pay to Party A an amount equal to the  absolute  value of the  Settlement  Amount in respect of the
          Terminated  Transactions,  (II) Party B shall pay to Party A the Termination  Currency  Equivalent of the
          Unpaid  Amounts  owing  to  Party A and  (III)  Party A shall  pay to  Party B the  Termination  Currency
          Equivalent of the Unpaid Amounts owing to Party B; provided,  however, that (x) the amounts payable under the immediately  preceding  clauses (II) and (III) shall be subject to netting in accordance with Section
          2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause  (III)  shall not be  netted-off  against any amount payable by Party B under the immediately preceding clause (I)."

(E)  At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved  Replacements  remain  capable of becoming  legally  binding upon  acceptance,  Party B shall be entitled to accept only the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such
     Market  Quotations  shall be the lowest  Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation  expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.
(a)      TAX REPRESENTATIONS.

(i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

(A)      Party A makes the following representation(s):

                           None.

(B)      Party B makes the following representation(s):

                           None.

(ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

(A)      Party A makes the following representation(s):

                           None.

(B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

          INDEMNIFIABLE TAX. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in  relation  to payments  by Party A shall be  Indemnifiable  Taxes  unless (i) such Taxes are assessed  directly  against  Party B and not by  deduction or  withholding  by Party A or (ii) arise as a result  of a Change in Tax Law (in which  case  such Tax shall be an  Indemnifiable  Tax only if such Tax satisfies the definition of  Indemnifiable  Tax provided in Section 14). In relation to payments by Party
          B, no Tax shall be an Indemnifiable  Tax, Section  2(d)(i)(4) shall not apply to Party B as X and Section
          2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/                                                            DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                                                               BE DELIVERED
Party A and Party B            Any form or document required or reasonably requested to allow the        Promptly upon reasonable demand by the other
                               other party to make payments under the Agreement without any deduction    party.
                               or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT       FORM/DOCUMENT/ CERTIFICATE             DATE BY WHICH TO                                      COVERED BY SECTION
                                                                                BE DELIVERED                                          3(D) REPRESENTATION
Party A and                              Any documents reasonably required by   Upon the execution and delivery of this Agreement     Yes
Party B                                  the receiving party to evidence the
                                         authority of the delivering party or
                                         its Credit Support Provider, if any,
                                         for it to execute and deliver the
                                         Agreement, this Confirmation, and
                                         any Credit Support Documents to
                                         which it is a party, and to evidence
                                         the authority of the delivering
                                         party or its Credit Support Provider
                                         to perform its obligations under the
                                         Agreement, this Confirmation and any
                                         Credit Support Document, as the case
                                         may be
Party A and                              A   certificate   of  an   authorized  Upon the execution and delivery of this Agreement     Yes
Party B                                  officer  of  the  party,  as  to  the
                                         incumbency   and   authority  of  the
                                         respective   officers  of  the  party
                                         signing    the    Agreement,     this
                                         Confirmation,    and   any   relevant
                                         Credit Support Document,  as the case
                                         may be
Party A                                  Annual  Report of Party A  containing  Promptly  upon  request  after   becoming   publicly  Yes
                                         consolidated   financial   statements  available
                                         certified  by  independent  certified
                                         public  accountants  and  prepared in
                                         accordance  with  generally  accepted
                                         accounting  principles in the country
                                         in which Party A is organized
Party A                                  Opinions   of   counsel  to  Party  A  Upon the execution and delivery of this Agreement     No
                                         substantially  in the form of Exhibit
                                         A to this Confirmation
Party B                                  An executed copy of the Pooling and    Promptly  upon the earlier of filing such  Agreement  No
                                         Servicing Agreement                    with  the  Securities  and  Exchange  Commission  or
                                                                                Receipt by Party B
PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:         5 The North Colonnade
                           Canary Wharf
                           London E14 4BB

         Facsimile:       44(20) 777 36461
         Phone:            44(20) 777 36810

         (For all purposes)

         Address for notices or communications to Party B:

         Address:         LaSalle Bank National Association
                          135 South LaSalle Street, Suite 1511
                          Chicago, Illinois 60603
         Attention:       Global Securities and Trust Services - RAMP 2007-RS2
         Phone:           (312) 992-2834
         Fax:             (312) 904-1368

         With a copy to:

         Address:          Residential Funding Company, LLC
                          2255 North Ontario, Suite 400
                          Burbank, CA
         Attention:       Bond Administration
         Facsimile No.:   (818) 260-1815

         (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT.  The  Calculation  Agent is Party A;  provided,  however,  that if an Event of Default shall have  occurred  with  respect  to Party A,  Party B shall  have the right to appoint as  Calculation
         Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:      The Credit Support Annex,  and any guarantee in support of Party A's obligations  under this
                       Agreement.

         Party B:      The Credit Support Annex,  solely in respect of Party B's  obligations  under Paragraph 3(b)
                       of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:      The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:      None.

(h)      GOVERNING  LAW.  The parties to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole  (including  any claim or  controversy  arising out of or relating to this Agreement),  without regard to the conflict of law provisions  thereof other than New York General
         Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c) will apply to each
         Transaction  hereunder.  Notwithstanding  anything  to the  contrary  in Section  2(c),  amounts  that are payable with respect to the same  Calculation  Period shall be netted,  as provided in Section 2(c),  even if such amounts are not due on the same Payment Date.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning assigned thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no Affiliates  for purposes of this  Agreement,  including for purposes of
         Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless  otherwise  specified in a Confirmation,  this Agreement and each  Transaction  under this  Agreement  are subject to the 2000 ISDA  Definitions  as published  and  copyrighted  in 2000 by the
         International Swaps and Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the provisions set forth in the Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the Definitions are hereby  incorporated by reference in and shall be deemed a part of this  Agreement,  except that (i) references in the Definitions to a "Swap  Transaction"  shall be deemed  references to a  "Transaction"  for purposes of this Agreement, and  (ii)  references  to a  "Transaction"  in  this  Agreement  shall  be  deemed  references  to a "Swap
         Transaction"  for purposes of the  Definitions.  Each term  capitalized  but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

(i)  SINGLE  AGREEMENT.  Section 1(c) is hereby  amended by the adding the words  "including,  for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

(ii) CONDITIONS PRECEDENT. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

          Notwithstanding anything to the contrary in Section 2(a)(iii)(1),  if an Event of Default with respect to
          Party B or Potential  Event of Default with respect to Party B has occurred and been  continuing for more than 30 Local Business Days and no Early  Termination  Date in respect of the Affected  Transactions  has occurred or been  effectively  designated by Party A, the  obligations  of Party A under Section  2(a)(i)
          shall cease to be subject to the condition  precedent set forth in Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such  Potential  Event of Default (the  "Specific
          Event"); provided,  however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i)
          shall be subject to the condition precedent set forth in Section 2(a)(iii)(1)  (subject to the foregoing)
          with  respect  to any  subsequent  occurrence  of the same Event of  Default  with  respect to Party B or
          Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be continuing and with  respect to any  occurrence  of any other Event of Default  with respect to Party B or Potential
          Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii) CHANGE OF ACCOUNT.  Section 2(b) is hereby amended by the addition of the following after the word "delivery"
     in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

(iv) REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g)     RELATIONSHIP BETWEEN PARTIES.

(1)  NON-RELIANCE. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that  Transaction,  it being understood that information and explanations related  to the  terms  and  conditions  of a  Transaction  will  not be  considered  investment  advice  or a recommendation  to enter into that  Transaction.  No  communication  (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(2)  ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that
     Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(3)  PURPOSE.  It is entering into the  Transaction  for the purposes of managing its  borrowings  or  investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)  STATUS OF  PARTIES.  The other  party is not  acting as  fiduciary  for or  advisor  to it in  respect  of the
     Transaction.

(5)  ELIGIBLE CONTRACT PARTICIPANT.  It is an "eligible contract participant" as defined in Section 1(a)(12) of the
     Commodity Exchange Act, as amended."

(v)  TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax
     Event Upon Merger  occurs and the Burdened  Party is the  Affected  Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

(vi) JURISDICTION.  Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and
     (iii) deleting the final paragraph thereof.

(vii) LOCAL  BUSINESS DAY. The  definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support  Document"  after "Section  2(a)(i)" and the addition of the words "or Credit
     Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(i)  FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance  with the Credit  Support
     Annex,  then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii) SECOND RATING TRIGGER REPLACEMENT.  If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement  upon acceptance by the offeree) and/or
     (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally  binding upon such Eligible  Guarantor  immediately  upon  acceptance by the offeree),  then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii) AMENDMENT OF POOLING AND SERVICING  AGREEMENT.  If,  without the prior written  consent of Party A where such consent is required under the Pooling and Servicing  Agreement(such consent not be unreasonably  withheld), an amendment is made to the Pooling and Servicing  Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and  Servicing  Agreement  that is entered  into solely for the purpose of  appointing a successor servicer, master servicer, securities administrator,  trustee or other service provider) under this Agreement, an  Additional  Termination  Event shall have  occurred  with respect to Party B and Party B shall be the sole
     Affected Party with respect to such Additional  Termination Event;  provided,  however,  that  notwithstanding
     Section  6(b)(iv)  of this  Agreement,  both  Party A and Party B shall have the right to  designate  an Early
     Termination Date in respect of this Additional Termination Event.

(iv) REGULATION  AB: If, upon the  occurrence of a disclosure  event  pursuant to Section 2 of the  Indemnification
     Agreement,  dated May 9, 2007, (the "Item 1115  Agreement") by and among Party A,  Residential  Asset Mortgage
     Products, Inc. (the "Depositor") and Residential Funding Company, LLC (the "Sponsor"), Party A has not, within
     5 Business Days after such  disclosure  event (a) provided the  information  required by Section 2 of the Item
     1115 Agreement,  (b) secured another entity (through a Permitted Transfer) to replace Party A as party to this
     Agreement,  on terms substantially  similar to this Agreement and the Item 1115 Agreement and subject to prior notification to the Rating  Agencies,  which entity (and a guarantor  therefore) meets or exceeds the Approved
     Ratings  Threshold (and which  satisfies the Rating Agency  Condition) and which entity is able to comply with the  requirements of Item 1115 of Regulation AB and (c) obtain a guaranty of Party A's obligations  under this
     Agreement  from an  affiliate  of Party A that is able to comply  with the  financial  information  disclosure requirements  of Item 1115 of Regulation  AB, such that  disclosure  provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to Party A, then an Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole affected party with respect to such  Additional
     Termination Event. The Depositor and Sponsor shall be express third party beneficiaries of this Agreement

(v)  OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event  shall occur upon the notice to
     Certificateholders  of an Optional  Termination  becoming  unrescindable  in accordance with Article IX of the
     Pooling and  Servicing  Agreement  (such  notice,  the "Optional  Termination  Notice").  With respect to such
     Additional  Termination Event: (A) Party B shall be the sole Affected Party; (B)  notwithstanding  anything to the contrary in Section 6(b)(iv) or Section  6(c)(i),  the final  Distribution  Date specified in the Optional
     Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all  Affected  Transactions;  (C) Section  2(a)(iii)(2)  shall not be  applicable  to any  Affected
     Transaction in connection with the Early  Termination Date resulting from this Additional  Termination  Event;
     notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or
     Section 2(e) in respect of the Terminated  Transactions  resulting from this Additional Termination Event will be required  to be made  through and  including  the Early  Termination  Date  designated  as a result of this
     Additional  Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount  payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the contrary in
     Section 6(d)(i),  (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional  Termination  Notice, the Trustee requests the amount of the Estimated Swap Termination Payment,  Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the  following  Business Day and (II) if the Trustee  provides  written  notice  (which may be done in electronic  format) to Party A no later than two Business Days prior to the final  Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party
     A shall,  no later than one  Business  Day prior to the final  Distribution  Date  specified  in the  Optional
     Termination  Notice,  make the  calculations  contemplated  by Section 6(e) of the ISDA Master  Agreement  (as
     amended  herein)  and provide to the Trustee in writing  (which may be done in  electronic  format) the amount payable by either Party B or Party A in respect of the related Early  Termination Date in connection with this
     Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related  Early  Termination  Date  shall be the  lesser of (x) the  amount  calculated  to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment;  and (E) notwithstanding  anything to the  contrary  in this  Agreement,  any  amount  due from  Party B to Party A in  respect  of this  Additional
     Termination Event will be payable on the final Distribution Date specified in the Optional  Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one
     Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

          The Trustee shall be an express  third party  beneficiary  of this  Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no  Relevant  Entity  has credit  ratings at least equal to the Required  Ratings  Threshold,  then Party A shall,  as soon as reasonably  practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense,  use commercially  reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)      TRANSFERS.

(i)      Section 7 is hereby amended to read in its entirety as follows:

          "Except with respect to any Permitted  Transfer  pursuant to Section  6(b)(ii),  Part 5(d), the Item 1115
          Agreement,  or the  succeeding  sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of security or otherwise) as a whole or in part any of its rights,  obligations or interests  under the Agreement or any  Transaction  unless (a) the prior written  consent of the other party not to be unreasonably  withheld is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P, except that:

(a)  a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)  a party may make  such a  transfer  of all or any part of its  interest  in any  amount  payable  to it from a
     Defaulting Party under Section 6(e).

          At any time at which no  Relevant  Entity  has  credit  ratings at least  equal to the  Approved  Ratings
          Threshold, Party A may make a Permitted Transfer."

(ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the  transferee  pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written request and at Party A's expense,  execute such  documentation  provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(f)      [Reserved]

(g)      NON-RECOURSE.  Party A  acknowledges  and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the Trust and the  proceeds  thereof,  in  accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any  recourse to any of the directors,  officers,  employees,  shareholders  or  affiliates of the Party B with respect to any claims, losses,  damages,  liabilities,  indemnities  or other  obligations  in connection  with any  transactions contemplated  hereby.  In the event that the Trust and the proceeds  thereof,  should be  insufficient  to satisfy all claims  outstanding  and  following the  realization  of the account held by the Trust and the proceeds  thereof,  any claims against or  obligations  of Party B under the ISDA Master  Agreement or any other  confirmation  thereunder still  outstanding  shall be extinguished  and thereafter not revive.  The
         Supplemental  Interest  Trust  Trustee  shall  not have  liability  for any  failure  or delay in making a payment  hereunder to Party A due to any failure or delay in receiving  amounts in the account held by the
         Trust from the Trust  created  pursuant  to the Pooling  and  Servicing  Agreement.  This  provision  will survive the termination of this Agreement.

(h)      TIMING OF  PAYMENTS  BY PARTY B UPON  EARLY  TERMINATION.  Notwithstanding  anything  to the  contrary  in
         Section  6(d)(ii),  to the extent that all or a portion (in either  case,  the  "Unfunded  Amount") of any amount that is  calculated as being due in respect of any Early  Termination  Date under Section 6(e) from
         Party B to Party A will be paid by Party B from  amounts  other than any upfront  payment  paid to Party B by an Eligible  Replacement  that has entered a Replacement  Transaction  with Party B, then such Unfunded
         Amount  shall be due on the next  subsequent  Distribution  Date  following  the date on which the payment would  have been  payable as  determined  in  accordance  with  Section  6(d)(ii),  and on any  subsequent
         Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution Date, on such final  Distribution  Date);  provided,  however,  that if the date on which the payment would have been payable as determined in accordance with Section  6(d)(ii) is a Distribution  Date, such payment will be payable  on such  Distribution  Date.  For the  avoidance  of doubt,  interest  on any  payment  due in respect of an Early  Termination  Date under  Section 6(e) will in all events  accrue  interest  from (and including) such Early Termination Date to (but excluding) the date on which the relevant payment is made.

(i)      RATING  AGENCY   NOTIFICATIONS.   Notwithstanding  any  other  provision  of  this  Agreement,   no  Early
         Termination  Date shall be  effectively  designated  hereunder by Party B and,  except as provided in Part
         5(f) hereto,  no transfer of any rights or obligations  under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part 1(f)(i)(D)  hereof, and notwithstanding  any other  provision of this  Agreement or any other existing or future  agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any  obligation  between it and the other party  hereunder against any obligation  between it and the other party under any other  agreements.  Section 6(e) shall be amended  by  deleting  the  following  sentence:  "The  amount,  if any,  payable  in  respect of an Early
         Termination Date and determined pursuant to this Section will be subject to any Set-off."

(k)      AMENDMENT.  Notwithstanding  any provision to the contrary in this Agreement,  no amendment of either this
         Agreement or any  Transaction  under this Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written notice of the same and such amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each Party  agrees,  upon  learning  of the  occurrence  or existence  of any event or  condition  that  constitutes  (or that with the giving of notice or passage of time or both would  constitute)  an Event of  Default or  Termination  Event with  respect to such  party, promptly  to give the other  Party and to each  Swap  Rating  Agency  notice of such  event or  condition;
         provided  that failure to provide  notice of such event or condition  pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No  Relevant  Entity  shall  institute  against,  or cause  any other  person  to  institute against,  or join any  other  person in  instituting  against  Party B, the  Trust,  or the  trust  formed pursuant  to the  Pooling  and  Servicing  Agreement,  in  any  bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any federal or state  bankruptcy or similar  law for a period of one year (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any  Notes;  provided,  however,  that  nothing  will preclude,  or be deemed  to stop,  Party A (i) from  taking  any  action  prior to the  expiration  of the aforementioned  one year and one day  period,  or if  longer  the  applicable  preference  period  then in effect, in (A) any case or proceeding  voluntarily commenced by Party B or (B) any involuntary  insolvency proceeding  filed or commenced by a Person other than Party A, or (ii) from commencing  against Party B or any  of  the  Collateral  any  legal  action  which  is  not a  bankruptcy,  reorganization,  arrangement, insolvency,  moratorium,  liquidation or similar  proceeding.  This provision will survive the termination of this Agreement.

(n)      TRUSTEE  CAPACITY.   It  is  expressly  understood  and  agreed  by  the  parties  hereto  that  (i)  this
         Confirmation  is executed  and  delivered  by LaSalle  Bank  National  Association,  not  individually  or personally  but solely as  Supplemental  Interest Trust Trustee of the  Supplemental  Interest Trust under the Pooling  and  Servicing  Agreement  pursuant  to which the Trust was  formed,  in the  exercise of the powers and authority  conferred  upon and vested in it, and pursuant to  instructions  set forth  therein,
         (ii) each of the  representations,  undertakings  and  agreements by LaSalle Bank National  Association is made and  intended not as a personal  representation,  undertaking  or agreement of LaSalle Bank  National
         Association,  but solely for the purpose of binding only the  Supplemental  Interest Trust,  (iii) nothing herein  contained  shall be construed as imposing any liability  upon LaSalle Bank  National  Association, individually or personally,  to perform any covenant  (either express or implied)  contained  herein,  and all such liability,  if any, is hereby expressly waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through one of the parties  hereto,  and (iv) under no  circumstances shall  LaSalle Bank  National  Association  be personally  liable for the payment of any  indebtedness  or expenses of the  Supplemental  Interest  Trust,  or be liable for the breach or failure of any obligation, representation,  warranty  or  covenant  made or  undertaken  by the Trust  under this  Confirmation,  the
         Agreement or any related document.

(o)      SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
         in any respect, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and  effect as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions  of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective  benefits or  expectations of the parties;  provided,  however, that this severability provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(p)      ESCROW  PAYMENTS.  If (whether by reason of the time  difference  between the cities in which payments are to be made or  otherwise)  it is not  possible for  simultaneous  payments to be made on any date on which both  parties are  required to make  payments  hereunder,  either  Party may at its option and in its sole discretion  notify the other  Party  that  payments  on that date are to be made in  escrow.  In this case deposit of the  payment  due  earlier  on that date shall be made by 2:00 pm (local  time at the place for the earlier  payment) on that date with an escrow agent  selected by the notifying  party,  accompanied by irrevocable  payment  instructions  (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow  agent of the required  deposit of any  corresponding  payment  payable by the other party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required  deposit  of the  corresponding  payment is not made on that same  date,  to return  the  payment deposited to the party that paid it into  escrow.  The party that elects to have  payments  made in escrow shall pay all costs of the escrow arrangements.

(q)      CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time  to  time,  by the  other  party  of any and  all  communications  between  trading,  marketing,  and operations  personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and Party B hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is intended  to be the  printed  form of the ISDA  Master  Agreement  (Multicurrency  -
         Crossborder)  as  published  and  copyrighted  in  1992  by  the   International   Swaps  and  Derivatives
         Association, Inc.

(t)      PAYMENT  INSTRUCTIONS.  Party A  hereby  agrees  that,  unless  notified  in  writing  by Party B of other payment  instructions,  any and all amounts  payable by Party A to Party B under this  Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)      ADDITIONAL REPRESENTATIONS.

         Party A  represents  to Party B on the date on  which  it  enters  into  this  Agreement  that  Party A is entering  into the  Agreement and the  Transaction  as principal  and not as agent of any person.  Party B further  represents  to Party A on the date on which LaSalle Bank  National  Association  enters into this
         Agreement that it is entering into the Agreement and the  Transaction not  individually  but solely in its capacity as Supplemental  Interest Trust Trustee  pursuant to the powers and authority  vested in it under the Pooling and Servicing Agreement.

(v)      ACKNOWLEDGEMENTS.

(i)  Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or  refrained  from taking) other  material  actions in reliance upon the entry by the parties into the
     Transaction  being entered into on the terms and  conditions set forth herein and in the Pooling and Servicing
     Agreement  relating to such Transaction,  as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii) Bankruptcy Code.  Subject to Part 5(m),  without limiting the  applicability if any, of any other provision of the U.S.  Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation  Sections 362, 546,
     556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all  Transactions  entered into hereunder will  constitute  "forward  contracts" or "swap  agreements" as defined in Section  101 of the  Bankruptcy  Code or  "commodity  contracts"  as defined in Section  761 of the
     Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute  contractual rights to  liquidate  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section
     101 of the Bankruptcy  Code, and that the parties are entities  entitled to the rights under,  and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(w)      ADDITIONAL DEFINITIONS.

Capitalized  terms used herein and not otherwise  defined herein shall have the meanings  assigned to such terms in the Pooling and Servicing  Agreement.  In addition,  as used in this Agreement,  the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

         "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's  First
         Trigger Ratings Threshold.

         "APPROVED  REPLACEMENT"  means,  with  respect  to a  Market  Quotation,  an  entity  making  such  Market
         Quotation,  which entity would satisfy  conditions  (a),  (b), (c) and (d) of the  definition of Permitted
         Transfer if such entity were a Transferee, as defined in the definition of Permitted Transfer.

         "DERIVATIVE  PROVIDER  TRIGGER  EVENT"  means (i) an Event of Default  with  respect to which Party A is a
         Defaulting  Party,  (ii) a Termination  Event with respect to which Party A is the sole Affected  Party or
         (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

         "ELIGIBLE  GUARANTEE"  means  an  unconditional  and  irrevocable  guarantee  of all  present  and  future obligations  (for the avoidance of doubt,  not limited to payment  obligations)  of Party A or an Eligible
         Replacement  to Party B under this  Agreement  that is  provided  by an Eligible  Guarantor  as  principal debtor  rather than surety and that is directly  enforceable  by Party B, the form and  substance of which guarantee  are subject to the Rating  Agency  Condition  (other than with respect to Moody's),  and either
         (A) a law firm has given a legal  opinion  confirming  that none of the  guarantor's  payments  to Party B under such  guarantee  will be subject to Tax  collected by  withholding  or (B) such  guarantee  provides that,  in the event that any of such  guarantor's  payments  to Party B are  subject to Tax  collected  by withholding,  such guarantor is required to pay such additional  amount as is necessary to ensure that the net amount actually  received by Party B (free and clear of any Tax collected by  withholding)  will equal the full amount Party B would have received had no such withholding been required.

         "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit ratings from S&P at least equal to the Approved
         Ratings  Threshold and (B) has credit  ratings from Moody's at least equal to the Moody's  Second  Trigger
         Ratings  Threshold,  provided,  for the  avoidance  of doubt,  that an Eligible  Guarantee  of an Eligible
         Guarantor  with  credit  ratings  below the  Moody's  First  Trigger  Ratings  Threshold  will not cause a
         Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

         "ELIGIBLE  REPLACEMENT"  means an entity (A) (i) (a) that has credit  ratings  from S&P at least  equal to the  Approved  Ratings  Threshold,  and (b) has credit  ratings from Moody's at least equal to the Moody's
         Second Trigger  Ratings  Threshold,  provided,  for the avoidance of doubt,  that an Eligible  Replacement with credit ratings below the Moody's First Trigger  Ratings  Threshold will not cause a Collateral  Event
         (as defined in the Credit  Support  Annex) not to occur or continue  with respect to Moody's,  or (ii) the present and future  obligations (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant to an Eligible  Guarantee and (B) that has executed an Item 1115 Agreement with Depositor.

         "ESTIMATED  SWAP  TERMINATION  PAYMENT"  means,  with  respect  to an Early  Termination  Date,  an amount determined by Party A in good faith and in a commercially  reasonable  manner as the maximum  payment that could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant to Section  6(e)
         of the ISDA Master Agreement, taking into account then current market conditions.

         "FIRM  OFFER"  means  (A) with  respect  to an  Eligible  Replacement,  a  quotation  from  such  Eligible
         Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration  of an agreement  between Party B and such Eligible  Replacement to replace Party A as the  counterparty  to this
         Agreement by way of novation or, if such novation is not possible,  an agreement  between Party B and such
         Eligible  Replacement to enter into a Replacement  Transaction  (assuming that all Transactions  hereunder become  Terminated  Transactions),  and (ii) that  constitutes  an offer by such Eligible  Replacement  to replace  Party A as the  counterparty  to this  Agreement  or enter a  Replacement  Transaction  that will become legally  binding upon such Eligible  Replacement  upon  acceptance by Party B, and (B) with respect to an Eligible  Guarantor,  an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

         "MOODY'S  FIRST TRIGGER  RATINGS  EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

         "MOODY'S  FIRST  TRIGGER  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an
         Eligible  Guarantee  or an  Eligible  Replacement,  (i) if such  entity  has a  short-term  unsecured  and unsubordinated  debt  rating  from  Moody's,  a  long-term  unsecured  and  unsubordinated  debt rating or counterparty  rating from Moody's of "A2" and a short-term  unsecured and unsubordinated  debt rating from
         Moody's of  "Prime-1",  or (ii) if such entity does not have a  short-term  unsecured  and  unsubordinated debt rating from Moody's,  a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating from Moody's of "A1".

         "MOODY'S  SECOND TRIGGER  RATINGS EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

         "MOODY'S  SECOND  TRIGGER  RATINGS  THRESHOLD"  means,  with  respect to Party A, the  guarantor  under an
         Eligible  Guarantee  or an  Eligible  Replacement,  (i) if such  entity  has a  short-term  unsecured  and unsubordinated  debt  rating  from  Moody's,  a  long-term  unsecured  and  unsubordinated  debt rating or counterparty  rating from Moody's of "A3" and a short-term  unsecured and unsubordinated  debt rating from
         Moody's of  "Prime-2",  or (ii) if such entity does not have a  short-term  unsecured  and  unsubordinated debt rating from Moody's,  a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating from Moody's of "A3".

         "PERMITTED  TRANSFER"  means a transfer by novation  by Party A pursuant to Section  6(b)(ii),  part 5(d), the Item 1115  Agreement,  or the second  sentence of Section 7 (as amended  herein) to a transferee  (the
         "TRANSFEREE")  of all,  but not less than all, of Party A's rights,  liabilities,  duties and  obligations under this Agreement,  with respect to which transfer each of the following  conditions is satisfied:  (a)
         the  Transferee is an Eligible  Replacement;  (b) Party A and the Transferee are both "dealers in notional principal  contracts" within the meaning of Treasury  regulations section 1.1001-4;  (c) as of the date of such  transfer  the  Transferee  would not be  required  to  withhold or deduct on account of Tax from any payments  under this  Agreement  or would be required to gross up for such Tax under  Section  2(d)(i)(4);
         (d) an Event of Default or Termination  Event would not occur as a result of such  transfer;  (e) pursuant to a written  instrument (the "Transfer  Agreement"),  the Transferee  acquires and assumes all rights and obligations of Party A under the Agreement and the relevant  Transaction;  (f) such Transfer  Agreement is effective to transfer to the  Transferee  all, but not less than all, of Party A's rights and  obligations under the  Agreement  and all  relevant  Transactions;  (g) Party A will be  responsible  for any costs or expenses  incurred in connection  with such transfer  (including any  replacement  cost of entering into a replacement  transaction);  (h) either (A) Moody's has been given prior  written  notice of such  transfer and the Rating Agency  Condition is satisfied  with respect to S&P or (B) each Swap Rating Agency has been given prior written  notice of such transfer and such transfer is in connection  with the  assignment  and assumption of this Agreement  without  modification of its terms,  other than party names,  dates relevant to the effective date of such transfer,  tax  representations  (provided that the  representations in Part
         2(a)(i)  are  not  modified)  and  any  other  representations  regarding  the  status  of the  substitute counterparty of the type included in Part 5(b)(iv) or Part 5(v),  notice  information and account details;
         and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

         "POOLING AND SERVICING  AGREEMENT"  means the pooling and servicing  agreement,  dated as of April 1, 2007
         (the "Pooling and Servicing  Agreement") among  Residential  Asset Mortgage Product,  Inc., as the company
         (together with its permitted  successors and assigns,  the "Company"),  Residential Funding Company,  LLC,
         as master  servicer  (together with its permitted  successors  and assigns,  the "Master  Servicer"),  and
         LaSalle Bank National  Association,  as Trustee and Supplemental Interest Trust Trustee (together with its permitted successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee").

         "RATING  AGENCY  CONDITION"  means,  with  respect  to any  particular  proposed  act or  omission  to act hereunder and each Swap Rating Agency  specified in  connection  with such proposed act or omission,  that the party  acting or failing to act must  consult  with each of the  specified  Swap Rating  Agencies  and receive  from each such Swap  Rating  Agency a prior  written  confirmation  that the  proposed  action or inaction  would not cause a downgrade or  withdrawal of the  then-current  rating of any  Certificates  or
         Notes.

         "RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

         "REPLACEMENT  TRANSACTION"  means,  with  respect to any  Terminated  Transaction  or group of  Terminated
         Transactions,  a transaction  or group of  transactions  that (i) would have the effect of preserving  for
         Party B the  economic  equivalent  of any payment or  delivery  (whether  the  underlying  obligation  was absolute or  contingent  and assuming the  satisfaction  of each  applicable  condition  precedent) by the parties  under  Section  2(a)(i)  in  respect  of such  Terminated  Transaction  or  group  of  Terminated
         Transactions  that would,  but for the  occurrence  of the  relevant  Early  Termination  Date,  have been required  after  that  Date,  and (ii) has  terms  which  are  substantially  the same as this  Agreement,
         including,   without  limitation,   rating  triggers,   Regulation  AB  compliance,   and  credit  support
         documentation,  save for the  exclusion of provisions  relating to  Transactions  that are not  Terminated
         Transaction,.

         "REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the Required Ratings Threshold.

         "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold and the Moody's  Second
         Trigger Ratings Threshold.

         "S&P" means  Standard & Poor's Rating  Services,  a division of The  McGraw-Hill  Companies,  Inc., or any successor thereto.

         "S&P  APPROVED  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an  Eligible
         Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from S&P of
         "A-1", or, if such entity does not have a short-term  unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

         "S&P  REQUIRED  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an  Eligible
         Guarantee  or  an  Eligible  Replacement,   a  long-term  unsecured  and  unsubordinated  debt  rating  or counterparty rating from S&P of "BBB+".

         "SWAP  RATING  AGENCIES"  means,  with respect to any date of  determination,  each of S&P and Moody's but only to the extent that each such  rating  agency is then  providing a rating for any of the  Certificates or any notes backed by the Certificates (the "Notes").

                                [Remainder of this page intentionally left blank.]

The time of dealing  will be  confirmed by Party A upon  written  request.  Barclays is regulated by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly sets forth all the terms and conditions of our agreement with respect to the  Transaction  by responding  within three (3) Business Days by promptly  signing in the space provided below and  both  (i)  faxing  the  signed  copy to  Incoming  Transaction  Documentation,  Barclays  Capital  Global  OTC
Transaction   Documentation   &   Management,   Global   Operations,   Fax  +(44)   20-7773-6810/6857,   Tel  +(44)
20-7773-6901/6904/6965,  and (ii)  mailing  the signed  copy to Barclays  Bank PLC, 5 The North  Colonnade,  Canary
Wharf,  London E14 4BB, Attention of Incoming  Transaction  Documentation,  Barclays Capital Global OTC Transaction
Documentation  &  Management,  Global  Operation.  Your failure to respond  within such period shall not affect the validity or  enforceability  of the  Transaction  against you. This facsimile  shall be the only  documentation  in respect of the Transaction and accordingly no hard copy versions of this  Confirmation for this  Transaction  shall be provided unless Party B requests such a copy.

For and on behalf of                                                      For and on behalf of
BARCLAYS BANK PLC                                                         LASALLE BANK NATIONAL ASSOCIATION, not individually but solely as Supplemental
                                                                          Interest Trust Trustee for RAMP Series 2007-RS2 Trust
Name:                                                                     Name:
Title:                                                                    Title:
Date:                                                                     Date:

Barclays Bank PLC and its  Affiliates,  including  Barclays  Capital Inc.,  may share with each other  information, including  non-public credit information,  concerning its clients and prospective  clients. If you do not want such information  to be shared,  you must write to the Director of Compliance,  Barclays Bank PLC, 200 Park Avenue,  New
York, NY 10166.

                                                    SCHEDULE I

(all such dates  subject to adjustment in accordance  with the Following  Business Day  Convention  with respect to
Floating Rate Payer Period End Dates and Fixed Rate Payer Period End Dates)

            From and including                        To but excluding                          Notional Amount (USD)
                5/10/2007                                 5/25/2007                                  376,600,000
                5/25/2007                                 6/25/2007                                  370,726,917
                6/25/2007                                 7/25/2007                                  363,578,799
                7/25/2007                                 8/25/2007                                  355,171,634
                8/25/2007                                 9/25/2007                                  345,531,180
                9/25/2007                                10/25/2007                                  334,703,168
                10/25/2007                               11/25/2007                                  322,785,415
                11/25/2007                               12/25/2007                                  310,254,966
                12/25/2007                                1/25/2007                                  297,311,821
                1/25/2008                                 2/25/2008                                  284,365,162
                2/25/2008                                 3/25/2008                                  271,918,020
                3/25/2008                                 4/25/2008                                  259,998,816
                4/25/2008                                 5/25/2008                                  248,587,087
                5/25/2008                                 6/25/2008                                  237,662,701
                6/25/2008                                 7/25/2008                                  227,201,236
                7/25/2008                                 8/25/2008                                  217,145,102
                8/25/2008                                 9/25/2008                                  207,474,386
                9/25/2008                                10/25/2008                                  197,957,335
                10/25/2008                               11/25/2008                                  188,094,753
                11/25/2008                               12/25/2008                                  175,875,902
                12/25/2008                                1/25/2009                                  147,411,836
                1/25/2009                                 2/25/2009                                  125,619,877
                2/25/2009                                 3/25/2009                                  113,891,166
                3/25/2009                                 4/25/2009                                  106,409,416
                4/25/2009                                 5/25/2009                                  100,080,831
                5/25/2009                                 6/25/2009                                  95,216,666
                6/25/2009                                 7/25/2009                                  90,609,645
                7/25/2009                                 8/25/2009                                  86,211,623
                8/25/2009                                 9/25/2009                                  82,004,868
                9/25/2009                                10/25/2009                                  77,771,937
                10/25/2009                               11/25/2009                                  73,063,554
                11/25/2009                               12/25/2009                                  67,859,018
                12/25/2009                                1/25/2010                                  62,429,954
                1/25/2010                                 2/25/2010                                  51,822,858
                2/25/2010                                 3/25/2010                                  48,863,013
                3/25/2010                                 4/25/2010                                  46,376,011
                4/25/2010                                 5/25/2010                                  59,564,692
                5/25/2010                                 6/25/2010                                  57,590,714
                6/25/2010                                 7/25/2010                                  55,687,336
                7/25/2010                                 8/25/2010                                  53,851,745
                8/25/2010                                 9/25/2010                                  52,081,251
                9/25/2010                                10/25/2010                                  50,373,289
                10/25/2010                               11/25/2010                                  48,725,406
                11/25/2010                               12/25/2010                                  47,135,259
                12/25/2010                                1/25/2011                                  45,600,606
                1/25/2011                                 2/25/2022                                  44,113,823
                2/25/2011                                 3/25/2011                                  42,684,164
                3/25/2011                                 4/25/2011                                  41,303,828
                4/25/2011                                 5/25/2011                                  39,970,941
                5/25/2011                                 6/25/2011                                  38,683,710
                6/25/2011                                 7/25/2011                                  37,440,416
                7/25/2011                                 8/25/2011                                  36,239,415
                8/25/2011                                 9/25/2011                                  35,079,132
                9/25/2011                                10/25/2011                                  33,958,057
                10/25/2011                               11/25/2011                                  32,853,995
                11/25/2011                               12/25/2011                                  31,722,674
                12/25/2011                                1/25/2012                                  30,069,074
                1/25/2012                                 2/25/2012                                  28,296,165
                2/25/2012                                 3/25/2012                                  27,443,458
                3/25/2012                                 4/25/2012                                  26,616,527
                4/25/2012                                 5/25/2012                                  25,814,584
                5/25/2012                                 6/25/2012                                  25,036,866
                6/25/2012                                 7/25/2012                                  24,282,632
                7/25/2012                                 8/25/2012                                  23,551,166
                8/25/2012                                 9/25/2012                                  22,841,773

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                 ISDA(R)
                                                         CREDIT SUPPORT ANNEX
                                                        to the Schedule to the
                                                         ISDA Master Agreement
                                                   dated as of May 10, 2007 between
                                 Barclays Bank PLC (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                                  and
  LaSalle Bank National Association, not individually but solely as the Supplemental Interest Trust Trustee on behalf of Supplemental
    Interest Trust with respect to the RAMP Series 2007-RS2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RS2
                                      (hereinafter referred to as "PARTY B" or "SECURED PARTY").

This Annex  supplements,  forms part of, and is subject to, the  above-referenced  Agreement,  is part of its  Schedule and is a Credit
Support Document under this Agreement with respect to Party A and, to the extent provided in the Schedule, Party B.

PARAGRAPH 13.       ELECTIONS AND VARIABLES.

(a)      SECURITY  INTEREST  FOR  "OBLIGATIONS".  The term  "OBLIGATIONS"  as used in this  Annex  includes  the  following  additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)  "DELIVERY  AMOUNT" has the meaning  specified in  Paragraph  3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly  following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each  Valuation  Date" and (II) by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified  in  Paragraph  13" and  ending  "(ii) the Value as of that
     Valuation  Date of all Posted  Credit  Support held by the Secured  Party." and  inserting in lieu thereof the following:

                           The "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)  the amount by which (a) the S&P Credit  Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)  the amount by which (a) the Moody's First Trigger  Credit  Support  Amount for such Valuation Date exceeds (b)
     the Moody's  First Trigger Value as of such  Valuation  Date of all Posted Credit  Support held by the Secured
     Party, and

(3)  the amount by which (a) the Moody's  Second  Trigger Credit Support Amount for such Valuation Date exceeds (b)
     the Moody's  Second  Trigger Value as of such  Valuation Date of all Posted Credit Support held by the Secured
     Party.

(B)  "RETURN  AMOUNT" has the meaning  specified  in  Paragraph  3(b) as amended by  deleting in its  entirety  the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending "(ii) the Credit Support Amount."
     and inserting in lieu thereof the following:

                           The "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the least of

(1)  the amount by which (a) the S&P Value as of such  Valuation  Date of all  Posted  Credit  Support  held by the
     Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)  the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date,
     and

(3)  the amount by which (a) the  Moody's  Second  Trigger  Value as of such  Valuation  Date of all Posted  Credit
     Support held by the Secured  Party  exceeds (b) the Moody's  Second  Trigger  Credit  Support  Amount for such
     Valuation Date.

(C)  "CREDIT SUPPORT AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit
     Support Amount,  or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

On any date, the following items will qualify as "ELIGIBLE  COLLATERAL"  (for the avoidance of doubt,  all Eligible
Collateral to be denominated in USD):

                                                                                                   S&P                 MOODY'S
                                                                                                VALUATION           FIRST TRIGGER         MOODY'S SECOND TRIGGER
                                                 COLLATERAL                                    PERCENTAGE        VALUATION PERCENTAGE      VALUATION PERCENTAGE

                   (A)      Cash                                                                  100%                   100%                      100%
                   (B)      Fixed-rate  negotiable  debt  obligations  issued by the U.S.
                         Treasury  Department having a remaining maturity on such date of
                         not more than one year                                                   98.9%                  100%                      100%
                   (C)      Fixed-rate  negotiable  debt  obligations  issued by the U.S.
                         Treasury  Department having a remaining maturity on such date of        92.5.0%                 100%                      94%
                         more than one year but not more than ten years
                   (D)      Fixed-rate  negotiable  debt  obligations  issued by the U.S.
                         Treasury  Department having a remaining maturity on such date of         88.6%                  100%                      88%
                         more than ten years

                  Notwithstanding  the Valuation  Percentages  set forth in the preceding  table,  upon the first  Transfer of Eligible
                  Collateral under this Annex, the Pledgor may, at the Pledgor's expense,  agree the Valuation  Percentages in relation to (B) through (D) above with the relevant  rating agency (to the extent such rating agency is providing a rating for the  Certificates),  and upon such agreement (as evidenced in writing),  such Valuation  Percentages  shall supersede those set forth in the preceding table.

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not Applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)  "THRESHOLD" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been  continuing  (x) for at least 30 days or (y) since  this Annex was  executed,  or (ii) a Required
     Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)  "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal Balance of Certificates and the aggregate principal balance of any Notes rated by S&P is at the time of any transfer  less than USD  50,000,000,  "MINIMUM  TRANSFER  AMOUNT" means USD
     50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting
     Party, "MINIMUM TRANSFER AMOUNT" means zero.

(D)  ROUNDING:  The Delivery Amount will be rounded up to the nearest integral  multiple of USD 10,000.  The Return
     Amount will be rounded  down to the nearest  integral  multiple  of USD 10,000;  provided,  that if the Return
     Amount is equal to all Posted Credit Support held by the Secured Party, the Return Amount will not be rounded.

(c)      VALUATION AND TIMING.

(i)  "VALUATION  AGENT" means Party A;  provided,  however,  that if an Event of Default  shall have  occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an  independent  party,  reasonably  acceptable  to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market  practice,  including,  in the event of a dispute as to the Value of any Eligible  Credit  Support or Posted  Credit  Support,  by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION DATE" means each Local Business Day.

(iii) "VALUATION  TIME" means the close of business in the city of the  Valuation  Agent on the Local  Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of  approximately  the same time on the same date.  The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its  calculations  not later than the  Notification  Time on the  applicable  Valuation  Date (or in the case of Paragraph  6(d), the Local
     Business Day following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)  EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the  definitions  of Valuation  Agent or
     Valuation  Date,  at any time at which  neither  Party A nor,  to the extent  applicable,  its Credit  Support
     Provider has a long-term  unsubordinated  and unsecured debt rating of at least "BBB+" from S&P, the Valuation
     Agent shall (A) calculate  the Secured  Party's  Exposure and the S&P Value of Posted Credit  Suppport on each
     Valuation  Date based on internal  marks and (B) verify  such  calculations  with  external  marks  monthly by obtaining on the last Local  Business Day of each calendar  month two external  marks for each  Transaction to which this Annex relates and for all Posted Credit Suport;  such  verification of the Secured Party's Exposure shall be based on the higher of the two external marks.  Each external mark in respect of a Transaction  shall be obtained from an independent  Reference  Market-maker that would be eligible and willing to enter into such
     Transaction  in the absence of the current  derivative  provider,  provided  that an external  mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to
     Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph,  the last
     Local Business Day in each calendar month referred to above shall be considered a Valuation  Date) the Secured
     Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received.
     If the S&P Value on any such  Valuation  Date of all Posted  Credit  Support then held by the Secured Party is less than the S&P Credit Support  Amount on such  Valuation Date (in each case as determined  pursuant to this paragraph),  Party A shall,  within three Local Business Days of such Valuation Date,  Transfer to the Secured
     Party  Eligible  Credit  Support  having  an S&P  Value as of the  date of  Transfer  at  least  equal to such deficiency.

(vi) NOTICE TO S&P. At any time at which neither Party A nor, to the extent applicable, its Credit Support Provider has a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent shall provide to S&P not later than the  Notification  Time on the Local Business Day following each Valuation
     Date its  calculations  of the Secured  Party's  Exposure and the S&P Value of any Eligible  Credit Support or
     Posted Credit  Support for that  Valuation  Date.  The Valuation  Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT  AND SECURED  PARTY'S  RIGHTS AND  REMEDIES.  The  following  Termination  Events  will be a  "SPECIFIED
         CONDITION" for the party specified  (that party being the Affected Party if the Termination  Event occurs with respect to that party):  With respect to Party A: any Additional  Termination  Event with respect to which Party A is the sole Affected Party.
         With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii) CONSENT.  If specified here as applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)  "RESOLUTION  TIME" means 1:00 p.m.  New York time on the Local  Business Day  following  the date on which the notice of the dispute is given under Paragraph 5.

(ii) VALUE.  Notwithstanding  anything to the contrary in Paragraph 12, for the purpose of  Paragraphs  5(i)(C) and
     5(ii), the S&P Value,  Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible
     Collateral will be calculated as follows:

                  For Eligible Collateral comprised of Cash, the amount of such Cash.

                  For Eligible Collateral  comprising  securities,  the sum of (A) the product of (1)(x) the bid price at the Valuation
                  Time for such securities on the principal  national  securities  exchange on which such securities are listed, or (y)
                  if such securities are not listed on a national securities exchange,  the bid price for such securities quoted at the
                  Valuation Time by any principal  market maker for such securities  selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such  date,  the bid price  listed or quoted (as the case may be) at the  Valuation
                  Time for the day next  preceding  such date on which such  prices were  available  and (2) the  applicable  Valuation
                  Percentage  for such  Eligible  Collateral,  and (B) the accrued  interest on such  securities  (except to the extent
                  Transferred  to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the  applicable  price referred to in the immediately preceding clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                  Party B is not and will not be entitled  to hold  Posted  Collateral.  Party B's  Custodian  will be entitled to hold
                  Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)      The Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates.

(2)      The Custodian for Party B shall have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

                  Initially, the CUSTODIAN for Party B is:  the Supplemental Interest Trust Trustee.

(ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of
     Paragraph 6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)  INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of
     Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable  within two Local Business Days of demand)  Permitted  Investments rated at least (x)
     AAAm or AAAm-G by S&P and (y)  Prime-1 by Moody's or Aaa by  Moody's,  as  directed  by Party A (unless (x) an
     Event of Default  or an  Additional  Termination  Event has  occurred  with  respect  to which  Party A is the defaulting or sole Affected Party or (y) an Early  Termination  Date has been  designated,  in which case such investment  shall be held  uninvested).  Gains and losses  incurred  in respect  of any  investment  of Posted
     Collateral  in the form of Cash in  Permitted  Investments  as directed by Party A shall be for the account of
     Party A.

(ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided,  however, that the obligation of Party B to Transfer any  Interest  Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.  All demands,  specifications  and notices under this Annex will be made pursuant to the Notices  Section of this Agreement,  except that any demand,  specification or notice shall be given to or made at the following addresses,  or at such other address as the relevant  party may from time to time  designate by giving notice (in  accordance  with the terms of this paragraph) to the other party:

         If to Party A:

                  5 The North Colonnade
                  Canary Wharf
                  London  E14 4BB, England
                  Attention:        Swaps Documentation
                  Facsimile No.:    0207-773-6857/6858
                  Telephone No.:    0207-773-6915/6904

                  with a copy to:

                  General Counsel's Office
                  200 Park Avenue
                  New York, NY  10166

                  Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

         If to Party B:

         Address for notices or communications to Party B:

                  Address:          LaSalle Bank National Association
                                    135 South LaSalle Street, Suite 1511
                                    Chicago, Illinois 60603
                  Attention:        Global Securities and Trust Services - RAMP 2007-RS2
                  Phone:            (312) 992-2834
                  Fax:              (312) 904-1368

                  With a copy to:

                  Address:          Residential Funding Company, LLC
                                    2255 North Ontario, Suite 400
                                    Burbank, CA
                  Attention:        Bond Administration
                  Facsimile No.:    (818) 260-1815

(l)      ADDRESS FOR TRANSFERS.  Each Transfer  hereunder shall be made to the address  specified  below or to an address  specified in writing from time to time by the party to which such Transfer will be made.
         Party A account details:           Correspondent: BARCLAYS BANK PLC NEW YORK
                                    FEED: 026002574
                                    Beneficiary:  BARCLAYS SWAPS
                                    Beneficiary Account: 050-01922-8

         Party B account details:   As provided in writing from time to time.

(m)      OTHER PROVISIONS.

(i)  COLLATERAL ACCOUNT.  Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii) AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party  A  and  Party  B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term  "Secured  Party" as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex  means only Party A, (c) only Party A makes the pledge and grant in  Paragraph 2, the  acknowledgement  in the final  sentence of  Paragraph  8(a) and the representations in Paragraph 9.

(iii) CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value,  Moody's Second Trigger Value".  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger
     Value,  and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof
     "S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger Value".  Paragraph 5 (flush language) is hereby  amended by deleting the word "Value" and  inserting in lieu thereof "S&P Value,  Moody's First Trigger
     Value,  or Moody's Second Trigger  Value".  Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger
     Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof
     "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value, as may be".
     Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value,  Moody's First Trigger Value, or Moody's Second Trigger Value"
     and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P
     Value,  Moody's First Trigger Value,  or Moody's  Second Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and
     Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P
     Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

(iv) FORM OF ANNEX.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive,  of this
     Annex is intended to be the  printed  form of ISDA Credit  Support  Annex  (Bilateral  Form - ISDA  Agreements
     Subject to New York Law Only  version) as published and  copyrighted  in 1994 by the  International  Swaps and
     Derivatives Association, Inc.

(v)  EVENTS OF DEFAULT.  Paragraph 7 will not apply to cause any Event of Default to exist with  respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
     3(b) of the Credit  Support  Annex.  Notwithstanding  anything to the  contrary in Paragraph 7, any failure by
     Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit
     Support  Annex shall only be an Event of Default if (A) a Required  Ratings  Downgrade  Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third
     Local Business Day after notice of such failure is given to Party A.

(vi) EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of
     Eligible Collateral.

(vii) WITHHOLDING. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

(viii)   ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "LOCAL BUSINESS DAY" means,  for purposes of this Annex:  any day on which (A) commercial banks are open for business
                  (including  dealings in foreign exchange and foreign currency deposits) in London, New York and the location of Party
                  A,  Party B and any  Custodian,  and (B) in  relation  to a Transfer  of  Eligible  Collateral,  any day on which the clearance  system  agreed  between the parties for the delivery of Eligible  Collateral  is open for  acceptance  and execution of settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible  Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business  (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S FIRST TRIGGER  ADDITIONAL  COLLATERALIZED  AMOUNT" means,  with respect to any Transaction and any Valuation
                  Date,  the product of (i) the  applicable  Moody's First  Trigger  Factor set forth in Table 1, and (ii) the Notional
                  Amount for such Transaction for the Calculation Period which includes such Valuation Date.

                  "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

(I)      (A)                        for any  Valuation  Date on which (I) a Moody's  First  Trigger  Ratings Event has occurred and has been  continuing  (x) for at least 30 Local  Business Days or (y) since this Annex was executed and
                                    (II) it is not the  case  that a  Moody's  Second  Trigger  Ratings  Event  has  occurred  and been continuing  for at least 30 Local  Business  Days,  an amount  equal to the greater of (a) zero and
                                    (b) the sum of (i) the Secured  Party's  Exposure for such Valuation Date and (ii) the aggregate of
                                    Moody's First Trigger Additional Collateralized Amounts for all Transactions; or

(B)      for any other Valuation Date, zero, over

(II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S FIRST TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such
                  Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER  ADDITIONAL  COLLATERALIZED  AMOUNT" means, with respect to any Transaction and any Valuation
                  Date, (A) if such Transaction is not a  Transaction-Specific  Hedge, the product of (i) the applicable Moody's Second
                  Trigger Factor set forth in Table 2, and (ii) the Notional Amount for such  Transaction  for the  Calculation  Period which includes such Valuation Date and (B) if such  Transaction is a  Transaction-Specific  Hedge, the product of (a)
                  the applicable  Moody's Second Trigger Factor set forth in Table 3, and (b) the Notional Amount for such  Transaction for the Calculation Period which includes such Valuation Date.

                  "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

(I)      (A)                       for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger  Ratings  Event has occurred and been  continuing  for at least 30 Local  Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate  amount of the Next Payments for all Next Payment Dates,  and (c) the
                                   sum of (x) the Secured  Party's  Exposure for such  Valuation  Date and (y) the aggregate of Moody's
                                   Second Trigger Additional Collateralized Amounts for all Transactions; or

(B)      for any other Valuation Date, zero, over

(II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S  SECOND TRIGGER VALUE" means, on any date and with respect to any Eligible  Collateral  other than Cash, the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second  Trigger  Valuation  Percentage for such
                  Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "NEXT  PAYMENT"  means,  in respect of the Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under  Section  2(a) on such  Next  Payment  Date less any  payments  due to be made by Party B under
                  Section 2(a) on such Next Payment Date (in each case,  after giving  effect to any  applicable  netting under Section
                  2(c)) and (ii) zero.

                  "NEXT PAYMENT DATE" means the date on which the next scheduled payment under any Transaction is due to be paid.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

(I)      (A)               for any  Valuation  Date on which (i) no Relevant  Entity has credit  ratings from S&P at least equal to the
                                   S&P  Required  Ratings  Threshold  or (ii) an S&P  Rating  Threshold  Event  has  occurred  and been continuing  for at least 30 days,  an amount  equal to the sum of (1) 100.0% of the Secured  Party's
                                   Exposure for such Valuation Date and (2) the sum, for each  Transaction to which this Annex relates, of the product of (x) the S&P Volatility  Buffer for such  Transaction,  and (y) the Notional Amount of such Transaction for the Calculation  Period of such Transaction  (each as defined in the related
                                   Confirmation) which includes such Valuation Date, or

(B)      for any other Valuation Date, zero, over

(II)     the Threshold for Party A for such Valuation Date.

                  "S&P RATING  THRESHOLD  EVENT" means,  on any date, no Relevant  Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation  Percentage for such
                  Eligible Collateral set forth in paragraph 13(b)(ii).

                  "S&P VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table.

                   ---------------------------------------------- ---------------------- --------------------- ---------------------- ---------------------
                   The higher of  the S&P credit rating of (i)     Remaining Weighted     Remaining Weighted    Remaining Weighted     Remaining Weighted
                   Party A and (ii) the Credit Support Provider     Average Maturity       Average Maturity      Average Maturity       Average Maturity
                   of Party A, if applicable                          up to 3 years         up to 5 years         up to 10 years         up to 30 years
                   ---------------------------------------------- ---------------------- --------------------- ---------------------- ---------------------
                   At least "A-2"                                         2.75%                 3.25%                  4.00%                 4.75%
                   ---------------------------------------------- ---------------------- --------------------- ---------------------- ---------------------
                   "A-3"                                                  3.25%                 4.00%                  5.00%                 6.25%
                   ---------------------------------------------- ---------------------- --------------------- ---------------------- ---------------------
                   "BB+" or lower                                         3.50%                 4.50%                  6.75%                 7.50%
                   ---------------------------------------------- ---------------------- --------------------- ---------------------- ---------------------

                  "TRANSACTION-SPECIFIC  HEDGE"  means any  Transaction  that is (i) an interest  rate swap in respect of which (x) the notional  amount of the interest rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any Calculation  Period (as defined in the related  Confirmation)  otherwise is not a specific dollar amount that is fixed at the inception of the  Transaction,  (ii) an interest rate cap,  (iii) an interest rate floor or (iv)
                  an interest rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value,  Moody's First Trigger  Value,  or
                  Moody's  Second  Trigger  Value with respect to any Eligible  Collateral or Posted  Collateral,  the  applicable  S&P
                  Valuation Percentage,  Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for
                  such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date, the related S&P Value,  the related Moody's First Trigger Value,  and the related Moody's Second Trigger Value.

                                           [Remainder of this page intentionally left blank]

                                                                Table 1

----------------------------------------------------- ---------------------------------------------------
                     REMAINING                                      MOODY'S FIRST TRIGGER
                                                                    FACTOR--SINGLE CURRENCY
               WEIGHTED AVERAGE LIFE                                 INTEREST RATE HEDGES
                 OF HEDGE IN YEARS
                                                                   (FIXED NOTIONAL AMOUNTS)
----------------------------------------------------- ---------------------------------------------------
Equal to or less than 1                                                     0.15%
----------------------------------------------------- ---------------------------------------------------
Greater than 1 but less than or equal to 2                                  0.30%
----------------------------------------------------- ---------------------------------------------------
Greater than 2 but less than or equal to 3                                  0.40%
----------------------------------------------------- ---------------------------------------------------
Greater than 3 but less than or equal to 4                                  0.60%
----------------------------------------------------- ---------------------------------------------------
Greater than 4 but less than or equal to 5                                  0.70%
----------------------------------------------------- ---------------------------------------------------
Greater than 5 but less than or equal to 6                                  0.80%
----------------------------------------------------- ---------------------------------------------------
Greater than 6 but less than or equal to 7                                  1.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 7 but less than or equal to 8                                  1.10%
----------------------------------------------------- ---------------------------------------------------
Greater than 8 but less than or equal to 9                                  1.20%
----------------------------------------------------- ---------------------------------------------------
Greater than 9 but less than or equal to 10                                 1.30%
----------------------------------------------------- ---------------------------------------------------
Greater than 10 but less than or equal to 11                                1.40%
----------------------------------------------------- ---------------------------------------------------
Greater than 11 but less than or equal to 12                                1.50%
----------------------------------------------------- ---------------------------------------------------
Greater than 12 but less than or equal to 13                                1.60%
----------------------------------------------------- ---------------------------------------------------
Greater than 13 but less than or equal to 14                                1.70%
----------------------------------------------------- ---------------------------------------------------
Greater than 14 but less than or equal to 15                                1.80%
----------------------------------------------------- ---------------------------------------------------
Greater than 15 but less than or equal to 16                                1.90%
----------------------------------------------------- ---------------------------------------------------
Greater than 16 but less than or equal to 17                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 17 but less than or equal to 18                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 18 but less than or equal to 19                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 19 but less than or equal to 20                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 20 but less than or equal to 21                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 21 but less than or equal to 22                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 22 but less than or equal to 23                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 23 but less than or equal to 24                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 24 but less than or equal to 25                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 25 but less than or equal to 26                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 26 but less than or equal to 27                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 27 but less than or equal to 28                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 28 but less than or equal to 29                                2.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 29                                                             2.00%
----------------------------------------------------- ---------------------------------------------------

                                                                Table 2

----------------------------------------------------- ---------------------------------------------------
                     REMAINING                                      MOODY'S SECOND TRIGGER
                                                                    FACTOR--SINGLE CURRENCY
                                                                     INTEREST RATE SWAPS
               WEIGHTED AVERAGE LIFE
                 OF HEDGE IN YEARS                                  (TRANSACTION SPECIFIC
                                                                           HEDGES)
----------------------------------------------------- ---------------------------------------------------
              Equal to or less than 1                                       0.50%
----------------------------------------------------- ---------------------------------------------------
Greater than 1 but less than or equal to 2                                  1.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 2 but less than or equal to 3                                  1.50%
----------------------------------------------------- ---------------------------------------------------
Greater than 3 but less than or equal to 4                                  1.90%
----------------------------------------------------- ---------------------------------------------------
Greater than 4 but less than or equal to 5                                  2.40%
----------------------------------------------------- ---------------------------------------------------
Greater than 5 but less than or equal to 6                                  2.80%
----------------------------------------------------- ---------------------------------------------------
Greater than 6 but less than or equal to 7                                  3.20%
----------------------------------------------------- ---------------------------------------------------
Greater than 7 but less than or equal to 8                                  3.60%
----------------------------------------------------- ---------------------------------------------------
Greater than 8 but less than or equal to 9                                  4.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 9 but less than or equal to 10                                 4.40%
----------------------------------------------------- ---------------------------------------------------
Greater than 10 but less than or equal to 11                                4.70%
----------------------------------------------------- ---------------------------------------------------
Greater than 11 but less than or equal to 12                                5.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 12 but less than or equal to 13                                5.40%
----------------------------------------------------- ---------------------------------------------------
Greater than 13 but less than or equal to 14                                5.70%
----------------------------------------------------- ---------------------------------------------------
Greater than 14 but less than or equal to 15                                6.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 15 but less than or equal to 16                                6.30%
----------------------------------------------------- ---------------------------------------------------
Greater than 16 but less than or equal to 17                                6.60%
----------------------------------------------------- ---------------------------------------------------
Greater than 17 but less than or equal to 18                                6.90%
----------------------------------------------------- ---------------------------------------------------
Greater than 18 but less than or equal to 19                                7.20%
----------------------------------------------------- ---------------------------------------------------
Greater than 19 but less than or equal to 20                                7.50%
----------------------------------------------------- ---------------------------------------------------
Greater than 20 but less than or equal to 21                                7.80%
----------------------------------------------------- ---------------------------------------------------
Greater than 21 but less than or equal to 22                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 22 but less than or equal to 23                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 23 but less than or equal to 24                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 24 but less than or equal to 25                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 25 but less than or equal to 26                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 26 but less than or equal to 27                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 27 but less than or equal to 28                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 28 but less than or equal to 29                                8.00%
----------------------------------------------------- ---------------------------------------------------
Greater than 29                                                             8.00%
----------------------------------------------------- ---------------------------------------------------

                                                                Table 3

----------------------------------------------------- ---------------------------------------------------
                     REMAINING                          MOODY'S SECOND TRIGGER FACTOR--SINGLE CURRENCY
               WEIGHTED AVERAGE LIFE
                 OF HEDGE IN YEARS                                   INTEREST RATE HEDGES
----------------------------------------------------- ---------------------------------------------------
Equal to or less than 1                                                     0.65%
----------------------------------------------------- ---------------------------------------------------
Greater than 1 but less than or equal to 2                                  1.30%
----------------------------------------------------- ---------------------------------------------------
Greater than 2 but less than or equal to 3                                  1.90%
----------------------------------------------------- ---------------------------------------------------
Greater than 3 but less than or equal to 4                                  2.50%
----------------------------------------------------- ---------------------------------------------------
Greater than 4 but less than or equal to 5                                  3.10%
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Greater than 5 but less than or equal to 6                                  3.60%
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Greater than 6 but less than or equal to 7                                  4.20%
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Greater than 7 but less than or equal to 8                                  4.70%
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Greater than 8 but less than or equal to 9                                  5.20%
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Greater than 9 but less than or equal to 10                                 5.70%
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Greater than 10 but less than or equal to 11                                6.10%
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Greater than 11 but less than or equal to 12                                6.50%
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Greater than 12 but less than or equal to 13                                7.00%
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Greater than 13 but less than or equal to 14                                7.40%
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Greater than 14 but less than or equal to 15                                7.80%
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Greater than 15 but less than or equal to 16                                8.20%
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Greater than 16 but less than or equal to 17                                8.60%
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Greater than 17 but less than or equal to 18                                9.00%
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Greater than 18 but less than or equal to 19                                9.40%
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Greater than 19 but less than or equal to 20                                9.70%
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Greater than 20 but less than or equal to 21                                10.00%
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Greater than 21 but less than or equal to 22                                10.00%
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Greater than 22 but less than or equal to 23                                10.00%
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Greater than 23 but less than or equal to 24                                10.00%
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Greater than 24 but less than or equal to 25                                10.00%
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Greater than 25 but less than or equal to 26                                10.00%
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Greater than 26 but less than or equal to 27                                10.00%
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Greater than 27 but less than or equal to 28                                10.00%
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Greater than 28 but less than or equal to 29                                10.00%
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Greater than 29                                                             10.00%
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